UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Floor & Decor Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if the other than the Registrant)

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ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 13, 2020

The following Notice of Change in Location and related press release relate to the proxy statement (the “Proxy Statement”) of Floor & Decor Holdings, Inc. (the “Company”), dated March 23, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, May 13, 2020 at 1:00 P.M. Eastern Time. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 30, 2020.

THE NOTICE AND PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

2500 Windy Ridge Parkway, SE

Atlanta, GA 30339

NOTICE OF CHANGE IN LOCATION OF 2020 ANNUAL MEETING OF Stockholders

DATE:	Wednesday, May 13, 2020
TIME:	1:00 p.m., Eastern Time
PLACE:	http://web.lumiagm.com/271307858*
WHO MAY VOTE:	Stockholders of record as of the close of business on March 17, 2020
ANNUAL MEETING MATERIALS:	A copy of the Proxy Statement and our 2019 Annual Report are available on our Investor Relations website at http://ir.flooranddecor.com/ under “Financial Information” and at www.voteproxy.com. You will need your notice of internet availability or proxy card to access these proxy materials at www.voteproxy.com.

Dear Stockholders,

As we previously announced, our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, May 13, 2020. After careful consideration of the public health impact of the COVID-19 pandemic and to protect the health and wellbeing of our stockholders, associates, directors, and community, we have decided to forgo for this year the physical location of the Annual Meeting in Atlanta, Georgia and instead hold the Annual Meeting in a virtual format only.

Accordingly, NOTICE IS HEREBY GIVEN that the Annual Meeting will be held only by remote communication in a virtual format at: http://web.lumiagm.com/271307858. The Annual Meeting will still be held on Wednesday, May 13, 2020 at 1:00 P.M. Eastern Time. You will not be able to attend the Annual Meeting in person. The items of business are the same as set forth in the Annual Meeting notice previously mailed or made available to you.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder “of record” (i.e., stockholders holding shares directly in their name) as of the close of business on March 17, 2020, the record date, or hold proper written authority from your broker, bank or other institution or nominee.

To be admitted to the Annual Meeting at http://web.lumiagm.com/271307858, you must log in using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is floor2020. For registered stockholders, your 11-digit control number can be found on the proxy card, voting instruction form or notice of internet availability you received previously. If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker or nominee reflecting your Company holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Please reference “Floor & Decor 2020 Annual Meeting May 13, 2020” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 6, 2020. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

During the Annual Meeting, if you were a stockholder of record as of the record date, you will be able to vote by following the instructions on the virtual meeting website at http://web.lumiagm.com/271307858. If you hold shares of the Company’s common stock in “street name” through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Stockholders may submit questions relating to Annual Meeting matters by sending an email our Investor Relations department at InvestorRelations@flooranddecor.com with “2020 Annual Meeting” in the subject line. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding other matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Access to the list of stockholders of record entitled to vote at the Annual Meeting for any purpose germane to the meeting will be available beginning ten days prior to the meeting by emailing InvestorRelations@flooranddecor.com with “Annual Meeting Stockholder List” in the subject line. Stockholders submitting any such request must include their control number.

Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares in advance of the Annual Meeting using one of the methods described in our proxy materials. The proxy card or voting instruction form included with the proxy materials that you previously received will not be updated to reflect the change in location, and you may continue to use it to authorize a proxy to vote your shares.

We appreciate your understanding about the change in meeting format. We look forward to your participation in our virtual Annual Meeting.

By Order of the Board of Directors,
David V. Christopherson
Executive Vice President, General Counsel and Secretary

*Please note that this web page will not be active until approximately one hour before the Annual Meeting.

Floor & Decor to Hold Virtual Annual Meeting of Stockholders

ATLANTA--(BUSINESS WIRE)-- Floor & Decor Holdings, Inc. (the “Company”) (NYSE:FND), a leading specialty retailer of hard surface flooring, announced today that, as a result of the evolving novel coronavirus (COVID-19) pandemic and to support the health and well-being of its stockholders, associates, directors, and the community, it will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually.

The Annual Meeting will be held on the same date and time as originally scheduled: Wednesday, May 13, 2020 at 1:00 P.M. Eastern Time. Online access to the meeting will begin at 12:00 P.M., Eastern Time. Stockholders will not be able to attend the meeting in person.

Attending the Virtual Annual Meeting

Stockholders of record as of the close of business on March 17, 2020, the record date, or “street name” holders that hold a legal proxy, broker’s proxy card or voting information form provided by their bank, broker or nominee, can attend the meeting by accessing http://web.lumiagm.com/271307858. Please note that the Annual Meeting web page at http://web.lumiagm.com/271307858 will not be active until approximately one hour before the meeting date.

To be admitted to the Annual Meeting at http://web.lumiagm.com/271307858, you must log in using the meeting password and the 11-digit control number found in the proxy materials previously distributed to you. The password for the meeting is floor2020. For registered stockholders, your 11-digit control number can be found on the proxy card, voting instruction form or notice of internet availability you received previously. If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your “legal proxy” obtained from your bank, broker or nominee reflecting your Company holdings, along with your name and email address, to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Please reference “Floor & Decor 2020 Annual Meeting May 13, 2020” in the subject line. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 6, 2020. You will receive a confirmation email from American Stock Transfer & Trust Company, LLC of your registration.

Asking Questions

Stockholders may submit questions relating to Annual Meeting matters by sending an email our Investor Relations department at InvestorRelations@flooranddecor.com with “2020 Annual Meeting” in the subject line. Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding other matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Voting Shares at the Virtual Meeting

Stockholders who have not authorized a proxy to vote their shares prior to the meeting or who wish to change their vote will be able to vote their shares electronically at the meeting by clicking “Vote Here” on the meeting website. If you hold shares of the Company’s common stock in “street name” through a broker, bank or other institution or nominee, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Whether or not stockholders plan to attend the meeting, they are encouraged to authorize a proxy to vote their shares prior to the meeting by one of the methods described in the proxy materials previously provided. Stockholders may continue to use the proxy materials they previously received to vote their shares in connection with the meeting.

Stockholders who have already voted do not need to vote again.

Accessing the List of Stockholders Entitled to Vote

Access to the list of stockholders of record entitled to vote at the Annual Meeting for any purpose germane to the meeting will be available beginning ten days prior to the meeting by emailing InvestorRelations@flooranddecor.com with “Annual Meeting Stockholder List” in the subject line. Stockholders submitting any such request must include their control number.

About Floor & Decor Holdings, Inc.

Floor & Decor is a multi-channel specialty retailer operating 123 warehouse-format stores across 30 states at the end of the first quarter of fiscal 2020. The Company offers a broad assortment of in-stock hard-surface flooring, including tile, wood, laminate/luxury vinyl plank, and natural stone along with decorative and installation accessories, at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.

Forward-Looking Statements

This press release may include statements that constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this release, are forward-looking statements. Forward looking statements include any statements regarding the Company’s strategic and operational plans, future performance or financial condition and may often be identified by the use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” and other similar expressions that predict or indicate future events or trends.

Forward looking statements speak only as of the date hereof and are not guarantees of future events, results, performance or achievements. These statements are based on the Company’s current expectations, assumptions, estimates and projections and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company does not plan to update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.

Investor Contacts:

Wayne Hood

Vice President of Investor Relations

678-505-4415

Wayne.hood@flooranddecor.com

or

Matt McConnell

Senior Manager of Investor Relations

770-257-1374

matthew.mcconnell@flooranddecor.com